Offerings - Offering: 1	Nov. 19, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 73,614,091.00
Amount of Registration Fee	$ 11,270.32
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of Franklin Lexington Private Markets Fund (the "Fund"). The fee of $11,270.32 was paid in connection with the filing of the Schedule TO by the Fund (File No. 005-94676) on August 15, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.